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                                   EXHIBIT 23
                         CONSENT OF MCCARTER & ENGLISH, LLP






                                                       May 14, 1999




Ladies and Gentlemen:

      We consent to the incorporation by reference in this Quarterly Report on Form 10-Q of Owens-Illinois, Inc. for the quarter ended March 31, 1999, of the reference to our firm under the caption "Legal Proceedings."



                                         Very truly yours,




                                         /s/ McCarter & English, LLP
                                         ---------------------------
                                             McCarter & English, LLP